UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value $0.000042 per share	AUTL	The Nasdaq Global Select Market
Ordinary shares, nominal value $0.000042 per share*	*	The Nasdaq Stock Market LLC*

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of the Current Report on Form 8-K filed by Autolus Therapeutics plc (the “Company”) on March 14, 2024 (the “Original Form 8-K”) solely to furnish the transcript of its conference call held on March 14, 2024 for the reason described below in Item 2.02. No other changes have been made to the Original Form 8-K or to the exhibit furnished therewith.
Item 2.02 Results of Operations and Financial Condition.
On March 14, 2024, the Company held a conference call to discuss its financial results for the year ended December 31, 2023. The Company was unable to file the Original Form 8-K that furnished the press release announcing such results with the Securities and Exchange Commission (the “SEC”) prior to the commencement of the conference call. Accordingly, and in accordance with the rules of the SEC, the Company is furnishing a transcript of its conference call herewith as Exhibit 99.1.
The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Earnings Call Transcript dated March 14, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: March 15, 2024	By:	/s/Christian Itin, Ph.D.
Name: Christian Itin, Ph.D.
Title: Chief Executive Officer